Exhibit 10.3

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
SECURED COGNOVIT PROMISSORY NOTE

$14,139,153.54	Effective as of November 30, 2023 (the “Effective Date”) Executed on December 8, 2023

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURED COGNOVIT PROMISSORY NOTE (this “Amendment”) is made as of December 8, 2023 between Hall of Fame Resort & Entertainment Company, a Delaware corporation (“HOFREC”), HOF Village Newco, LLC, a Delaware limited liability company (“HOFV Newco”), and HOF Village Youth Fields, LLC, a Delaware limited liability company (“HOFV Youth Fields”; HOFREC, HOFV Newco, and HOFV Youth Fields, are referred to herein, individually or collectively as the context may require, as “Borrower”), as makers, hereby unconditionally promise to pay to CH Capital Lending, LLC, a Delaware limited liability company (together with its successors and/or assigns in its capacity as a Lender under the Loan Agreement (as defined below), “Lender”), pursuant to the Loan Agreement (as defined below) and the Second Amended and Restated Secured Cognovit Promissory Note executed by Borrower and Lender on March 17, 2023 and effective as of November 7, 2022 (the “Second A&R Note”) with interest thereon to be computed in accordance with that certain Modification Agreement dated October 6, 2023 (collectively with the Second A&R Note, as amended, restated, amended and restated, supplemented, waived, refinanced, renewed, replaced, extended or otherwise modified from time to time, the “Note”), all to be paid in accordance with the terms of the Note.

RECITALS

WHEREAS, Lender is the holder of the Second A&R Note in the principal amount of Eight Million Seven Hundred Fifty Eight Thousand Six Hundred Twenty Eight and 29/100 Dollars ($8,758,628.89) secured by certain liens against certain real property and certain assets, as cross-collateralized with certain other debt instruments.

WHEREAS, Lender is the Administrative Agent pursuant to that certain Term Loan Agreement dated December 1, 2020 by and among Borrower, certain affiliates of Borrower, and Aquarian Credit Funding LLC, as the previous administrative agent (a) as amended by Amendment Number 1 to Term Loan Agreement dated January 28, 2021, Amendment Number 2 to Term Loan Agreement dated February 15, 2021, Amendment Number 3 to Term Loan Agreement dated August 30, 2021, Amendment Number 4 to Term Loan Agreement dated August 30, 2021, and Amendment Number 5 to Term Loan Agreement dated December 15, 2021, (b) as assigned to Administrative Agent and Lender pursuant to that certain Assignment of Loan and Loan Documents, dated March 1, 2022, by and among Aquarian Credit Funding LLC, as the previous Administrative Agent, Investors Heritage Life Insurance Company, as the previous Lender, and CH Capital Lending, LLC, as the new Administrative Agent and the new Lender, (c) as affected by that certain Assumption and Joinder Agreement to Loan Agreement, dated as of March 1, 2022, executed and delivered by HOFV Youth Fields to Administrative Agent, and (d) as further amended by Amendment Number 6 to Term Loan Agreement dated March 1, 2022, Amendment Number 7 to Term Loan Agreement dated July 31, 2022, Amendment Number 8 to Term Loan Agreement dated as of November 7, 2022, as modified by that certain Modification Agreement effective as of October 6, 2023, and Amendment Number 9 to Term Loan Agreement dated as of the Effective Date (all of the foregoing and as it may be further amended, restated, supplemented, waived, assigned, or otherwise modified from time to time is referred to herein as the, collectively, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

WHEREAS, concurrently with the execution of this Amendment, Administrative Agent, Borrower, and Lender are entering into (i) that certain Amendment Number 9 to Term Loan Agreement dated as of the Effective Date, (ii) that certain Fifth Amendment to and Spreader of Pledge and Security Agreement dated as of the Effective Date, and (ii) that certain Third Amendment to and Spreader of Mortgage dated as of the Effective Date.

NOW, THEREFORE, in consideration of the above and of the mutual agreements herein contained, the undersigned parties agree to the following:

1. Maximum Principal Amount. The Maximum Principal Amount under the Note, as stated in the Second Amended and Restated Secured Cognovit Promissory Note is hereby increased from Eight Million Seven Hundred Fifty Eight Thousand Six Hundred Twenty Eight and 29/100 Dollars ($8,758,628.89) to Fourteen Million One Hundred Thirty Nine Thousand One Hundred Fifty Three and 54/100 Dollars ($14,139,153.54), constituting an increase of $4,600,000 in the Loan Amount of $9,539,153.54 outstanding as of November 30, 2023 (prior to such increase).

2. Optional Conversion. Section 17 of the Note is hereby deleted in its entirety and replaced with the following:

“17. Optional Conversion. At any time following January 10, 2024, and from time to time prior to the Note Maturity Date, Lender shall have the right, but not the obligation, to elect to convert all or any portion of the principal amount of this Note into shares of HOFREC Common Stock on the terms and conditions in this Section 17 (any such conversion, an “Optional Conversion”).

(a) Lender may elect to convert all or any portion of the principal amount of this Note into that number of shares of HOFREC Common Stock equal to the quotient of (A) the sum of (x) the principal amount of this Note being converted specified in the Conversion Notice (defined below), plus (y) all accrued and unpaid interest on such principal amount of this Note as of the applicable Conversion Election Effective Date (defined below), divided by (B) the Conversion Price (defined below) as of the applicable Conversion Election Effective Date, with fractional shares of HOFREC Common Stock rounded up or down as provided in Section 17(g). “Conversion Price” means $3.66, as appropriately adjusted for stock splits, stock dividends, combinations, and subdivisions of HOFREC Common Stock.

(b) In order to effectuate an Optional Conversion of all or any portion of the principal amount of this Note, Lender shall submit a written notice to HOFREC, duly executed by Lender (a “Conversion Notice”), accompanied by this Note, stating that Lender irrevocably elects to convert the principal amount of this Note specified in such Conversion Notice. In the event that only a portion of this Note is being converted, Borrower shall issue a replacement Note representing the remaining principal amount of this Note that has not been converted. An election to convert all or any portion of the principal amount of this Note pursuant to an Optional Conversion shall be deemed to have been made as of the following dates (the “Conversion Election Effective Date”): (A) on the date of receipt, with respect to any Conversion Notice received by HOFREC at or prior to 5:00 p.m., New York City time, on any Business Day, and (B) on the next Business Day following such receipt, with respect to any Conversion Notice received by HOFREC on a non-Business Day or after 5:00 p.m., New York City time, on any Business Day. The conversion of the principal amount of this Note with respect to which an Optional Conversion election is made, and the issuance of all shares of HOFREC Common Stock to be issued pursuant to such conversion, shall become effective as of the applicable Conversion Election Effective Date. Within three (3) Business Days after the applicable Conversion Election Effective Date, HOFREC shall deliver to Lender (or, if applicable, in the name of Lender’s designee as stated in the Conversion Notice), by book-entry delivery, a number of shares of HOFREC Common Stock equal to the number of shares to which such holder is entitled pursuant to such Optional Conversion.

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

(c) Upon any conversion of this Note, the rights of Lender with respect to the unpaid principal amount hereunder converted into shares of HOFREC Common Stock shall cease and Lender shall be deemed to have become the owner of the shares of HOFREC Common Stock into which such principal amount of this Note shall have been converted and such converted principal amount shall be extinguished and deemed to have been forgiven or repaid and shall no longer be outstanding and no future interest shall accrue on any such amount.

(d) All shares of HOFREC Common Stock delivered upon any Optional Conversion will, upon such conversion, be duly and validly authorized and issued, fully paid and nonassessable, free from all preemptive rights, free from all taxes, liens, security interests, charges and encumbrances (other than liens, security interests, charges or encumbrances created by or imposed upon the holder or taxes in respect of any transfer occurring contemporaneously therewith).

(e) The issuance of shares of HOFREC Common Stock upon conversion of all or any portion of the principal amount of this Note pursuant to any Optional Conversion shall be made without payment of additional consideration by, or other charge, cost or tax to, Lender in respect thereof; provided, however, that HOFREC shall not be required to pay any tax or other governmental charge that may be payable with respect to the issuance or delivery of any shares of HOFREC Common Stock in the name of any person other than Lender, and no such delivery shall be made unless and until the person requesting such issuance has paid to HOFREC the amount of any such tax or charge, or has established to the satisfaction of HOFREC that such tax or charge has been paid or that no such tax or charge is due.

(f) HOFREC shall at all times reserve and keep available out of its authorized but unissued shares of HOFREC Common Stock, solely for the purpose of issuance upon conversion of the principal amount of this Note in accordance with this Section 17, such number of shares of HOFREC Common Stock issuable upon the conversion of all outstanding principal amount of this Note pursuant to any Optional Conversion at the Conversion Price. HOFREC shall take all such actions as may be necessary to assure that all such shares of HOFREC Common Stock may be so issued without violation of any applicable law or governmental regulation applicable to HOFREC or any requirements of any securities exchange upon which shares of HOFREC Common Stock may be listed (except for official notice of issuance, which shall be immediately delivered by HOFREC upon each such issuance). HOFREC shall not take any action which would cause the number of authorized but unissued shares of HOFREC Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the principal amount of this Note.

(g) No fractional shares of HOFREC Common Stock shall be issued upon any Optional Conversion of all or any portion of the principal amount of this Note. In lieu of delivering a fractional share of HOFREC Common Stock to any holder in connection with an Optional Conversion, any fractional share of HOFREC Common Stock shall be rounded up or down to the next whole number or zero, as applicable (with one-half being closer to the next lower whole number for this purpose).

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

(h) The Conversion Price shall be subject to a weighted average anti-dilution adjustment from time to time as follows:

(i) If HOFREC shall at any time or from time to time during the period from the date of this Note to the Note Maturity Date, issue any additional shares of HOFREC Common Stock (or be deemed to have issued any shares of HOFREC Common Stock as provided herein), other than Excluded Securities (as defined in Section 17(h)(iii)) and Excluded Transactions (as defined in Section 17(h)(iv)) (such additional shares, “Additional Shares”), without consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of HOFREC Common Stock, the Conversion Price in effect immediately prior to such issuance shall forthwith be lowered to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1 * (A + B) ÷ (A + C)

For purposes of the foregoing formula, the following definitions shall apply:

●	“CP2” shall mean the Conversion Price in effect immediately after such issue of Additional Shares of HOFREC Common Stock;

●	“CP1” shall mean the Conversion Price in effect immediately prior to such issue of Additional Shares of HOFREC Common Stock;

●	“A” shall mean the number of shares of HOFREC Common Stock outstanding immediately prior to such issue of Additional Shares of HOFREC Common Stock (including any shares of HOFREC Common Stock deemed to have been issued pursuant to Section 17(h)(ii)(D));

●	“B” shall mean the number of shares of HOFREC Common Stock that would have been issued if such Additional Shares of HOFREC Common Stock had been issued at the price per share equal to CP1 (determined by dividing the aggregate consideration received by HOFREC in respect of such issue by CP1); and

●	“C” shall mean the number of such Additional Shares of HOFREC Common Stock issued in such transaction.

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

(ii) For the purposes of any adjustment of the Conversion Price pursuant to Section 17 (h)(i), the following provisions shall be applicable:

(A) In the case of the issuance of HOFREC Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by HOFREC for any underwriting or otherwise in connection with the issuance and sale thereof.

(B) In the case of the issuance of HOFREC Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of HOFREC, irrespective of any accounting treatment.

(C) In the case of the issuance of HOFREC Common Stock without consideration, the consideration shall be deemed to be $0.01 per share.

(D) In the case of the issuance of (x) options or warrants to purchase or rights to subscribe for HOFREC Common Stock, (y) debt or securities by their terms convertible into or exchangeable for HOFREC Common Stock or (z) options to purchase rights to subscribe for such convertible or exchangeable securities:

(1) the aggregate maximum number of shares of HOFREC Common Stock deliverable upon exercise of such options or warrants to purchase or rights to subscribe for HOFREC Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A), (B) and (C) above), if any, received by HOFREC upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the HOFREC Common Stock covered thereby; and

(2) the aggregate maximum number of shares of HOFREC Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable debt or securities or upon the exercise of options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or warrants or rights were issued and for a consideration equal to the consideration received by HOFREC for any such securities and related options or warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by HOFREC upon the conversion or exchange of such securities or the exercise of any related options or warrants or rights (the consideration in each case to be determined in the manner provided in subdivisions (A), (B) and (C) above).

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

(iii) For purposes of this Section 17(h), the term “Excluded Securities” shall mean (i) shares of HOFREC Common Stock issued to officers, employees, directors or consultants of HOFREC and its subsidiaries, pursuant to any agreement, plan or arrangement approved by the Board of Directors of HOFREC, or options or warrants to purchase or rights to subscribe for such HOFREC Common Stock, or debt or securities by their terms convertible into or exchangeable for such HOFREC Common Stock, or options or warrants to purchase or rights to subscribe for such convertible or exchangeable securities pursuant to such agreement, plan or arrangement; (ii) shares of HOFREC Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of HOFREC Common Stock; or (iii) securities issued pursuant to the acquisition of another corporation or other entity by HOFREC by merger or purchase of stock or purchase of all or substantially all of such other corporation’s or other entity’s assets whereby HOFREC owns not less than a majority of the voting power of such other corporation or other entity following such acquisition or purchase.

(iv) For purposes of this Section 17(h), the term “Excluded Transactions” shall mean sales of shares of Common Stock issued under the Company’s “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act; provided, however, that each financial quarter during which the Company’s sales of such shares reaches a multiple of $5 million aggregate consideration beginning with sales occurring after the Effective Date for an average consideration per share for such multiple of $5 million aggregate consideration that is less than the Exercise Price then in effect at the end of such financial quarter, the Exercise Price in effect at the end of such financial quarter shall forthwith be lowered to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the formula set forth in Section 17(h)(i), with the following adjustments: (A) “A” shall mean the difference of (1) the number of shares of Common Stock outstanding immediately following the sale of a share under the Company’s “at the market offering” that reaches a multiple of $5 million (including any shares of Common Stock deemed to have been issued pursuant to Section 15(h)(ii)(D)), minus (2) the number of shares of Common Stock issued under the Company’s “at the market offering” for such multiple of $5 million and (B) “C” shall mean the number of such shares of Common Stock issued under the Company’s “at the market offering” for such multiple of $5 million.

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

(i) Nasdaq 19.99% Cap. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents (defined below), HOFRECo and Lender agree that the total cumulative number of shares of HOFRECo Common Stock that may be issued to Lender hereunder and under the other Transaction Documents may not exceed the requirements of Nasdaq Listing Rule 5635(d) (“Nasdaq 19.99% Cap”), except that such limitation will not apply following Approval (defined below). If the number of shares of HOFRECo Common Stock issued to Lender under this Note and the other Transaction Documents reaches the Nasdaq 19.99% Cap, so as not to violate the 20% limit established in Listing Rule 5635(d), HOFRECo, at its election, will use reasonable commercial efforts to obtain stockholder approval of this Note and the issuance of additional shares of HOFRECo Common Stock upon the conversion of the portion of the Loan under this Note, if necessary, in accordance with the requirements of Nasdaq Listing Rule 5635(d) (the “Approval”). For purposes hereof, “Transaction Documents” means, collectively (A) this Note, and (B) all other securities and warrants issued, effective as of the Effective Date, by HOFRECo in connection with the transactions contemplated by this Note.

(j) Prepayment Notice. Prior to the prepayment of all or any portion of the loan evidenced by this Note, Borrower shall provide at least ten (10) days’ written notice to Lender. Within twenty (20) Business Days after Lender’s receipt of such notice, Lender shall have the right (but not the obligation) to convert all or any portion of the loan evidenced by this Note, in accordance with this Section 17, at the Conversion Price then in effect.”

3. No Other Change. Except as modified herein, all of the terms, covenants and conditions of the Note, the Loan Agreement and other Loan Documents shall remain as originally written. The Note shall remain in full force and effect in all respects as if the unpaid balance of the principal, with the interest accrued thereon, had originally been payable as provided for herein. Nothing herein shall affect or impair any rights and powers which Lender may have thereunder. Except as modified herein, all of the terms, covenants and conditions of the Note shall remain as originally written.

4. No Setoffs. Borrower hereby declares that Borrower has no setoffs, counterclaims, defenses or other causes of action against Lender arising out of the Loan or any documents mentioned herein; and to the extent any such setoffs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g. “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

6. Captions. The captions and headings of various sections of this Amendment and exhibits pertaining hereto are for convenience only and not to be considered as defining or limiting in any way the scope or intent of the provisions hereof.

7. Warrant of Attorney. Borrower authorizes any attorney at law to appear in any court of record in the State of Ohio or in any other state or territory of the United States of America after the loan evidenced by the Note becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against Borrower in favor of Lender for the amount then appearing due on the Note, together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution. Borrower waives any conflict of interest that an attorney hired by Lender may have in acting on Borrower’s behalf in confessing judgment against Borrower while such attorney is retained by Lender. Borrower expressly consents to such attorney acting for Borrower in confessing judgment and to such attorney’s fee being paid by Lender or deducted from the proceeds of collection of this Note or collateral security therefor.

[Remainder of page intentionally left blank;

Signatures commence on following page.]

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

IN WITNESS WHEREOF, this Amendment has been executed by the undersigned as of the date and year first above written.

Borrower:

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

HALL OF FAME RESORT &
ENTERTAINMENT COMPANY,
a Delaware corporation

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

Borrower, cont.:

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

HOF VILLAGE NEWCO, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

Borrower, cont.:

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

HOF VILLAGE YOUTH FIELDS, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
	Name:	Michael Crawford
	Title:	President and Chief Executive Officer

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

Lender:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company,
in its capacity as Agent

By:	Holdings SPE Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

Agent, by its signature below, hereby consents to the provisions of this Amendment. Without limiting the foregoing, (a) the indebtedness evidenced by this Note and Amendment shall be considered “Permitted Indebtedness” under the Loan Agreement, (b) the shares of HOFREC Common Stock to be issued upon conversion of all or any portion of the indebtedness evidenced by this Note shall be considered “Permitted Equity Issuances” under the Term Loan Agreement, and (c) Agent hereby consents to the Security Interests granted to Agent and Lender.

Agent:

CH CAPITAL LENDING, LLC,
a Delaware limited liability company,
in its capacity as Agent

By:	Holdings SPE Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)

Agreed and accepted by cross-collateralized lenders:

IRG, LLC,
a Nevada limited liability company

By:	S.L. Properties, Inc., a Delaware corporation, its Manager

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

JKP FINANCIAL, LLC,
a Delaware limited liability company

By:	/s/ John A. Mase
	Name:	John A. Mase
	Title:	Chief Executive Officer

MIDWEST LENDER FUND, LLC,
a Delaware limited liability company

By:	S.L. Properties, Inc., a Delaware corporation, its Manager

By:	/s/ Stuart Lichter
Name:	Stuart Lichter
Title:	President

First Amendment to Second A&R Note CH Capital Lending (former Aquarian)